NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (the "Agreement"), dated as of December 16, 2015, is entered into by and between NUVEL HOLDINGS, INC., a corporation organized under the laws of the state of Florida (the "Company"), and the undersigned holder ("Holder") of the Company's secured convertible promissory notes (each a "Secured Note" and together the "Secured Notes"), preferred stock and warrants set forth in the recitals below (together the "Company Securities").

RECITALS:

A. The Company and Holder have agreed to a conversion of the Company Securities on the terms set forth herein.

B. Alpha Capital Anstalt ("ASA") is the Holder of a Secured Note issued by the Company dated November 21, 2012 in the original principal amount of $500,000, as amended on April 8, 2014 and July 7, 2015, with a principal balance as of the date hereof of $786,100.75 and the Holder of a Secured Note issued by the Company dated June 9, 2014, in the original principal amount of $50,000, as amended on July 7, 2015, with a principal balance as of the date hereof of $62,025 (together the "ASA Notes"), 1,699,383 shares of the Company's $0.001 par value per share Series D Preferred Stock (the "Series D Stock"), 925,926 shares (the "CS Shares") of the Company's $0.001 par value per share common stock (the "Common Stock") and the following warrants (the "Warrants") to purchase Common Stock as set forth below:

Number of Warrants	Exercise Price	Grant Date	Expiration	
462,963	$0.18	11/21/12	11/21/17	("Warrant 1")
1,337,449	$0.18	04/08/14	11/21/17	("Warrant 2")
138,889	$0.25	06/11/14	06/11/19	("Warrant 3")

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

ARTICLE 1

Conversion

Section 1.1 (i) Conversion. ASA and the Company hereby agree that once the Company has completed both (i) an acquisition of 100% of the equity of Orange Hook, Inc., a Minnesota corporation ("Orange Hook") in a share exchange transaction (the "Share Exchange"), and (ii) a reverse stock split, all as set forth in the pro forma capitalization table attached hereto as Exhibit A, which reflects the pre and post capitalization of the Company, such that there are not more than 8,500,000 shares of Company Common Stock outstanding (the second of which occurs being the "Effective Date"), which Effective Date may be no later than April 15, 2016, on the Effective Date the Company Securities, other than the CS Shares, shall automatically and with no action required on the part of ASA convert into an aggregate of 222,857 shares of Common Stock after giving effect to the reverse split described above (the "Conversion Shares") which shall be allocated as follows:

(a) ASA Notes – 211,714 shares of Common Stock;

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(b) ASA Series D Stock – 2,785 shares of Common Stock;

(c) Warrant 1 – 2,786 shares of Common Stock;

(d) Warrant 2 – 2,786 shares of Common Stock;

(e) Warrant 3 – 2,786 shares of Common Stock.

Any deviation from the transaction reflected in the pro forma capitalization table attached hereto as Exhibit A will require the approval of ASA.

(ii) Maximum Conversion. Notwithstanding anything contained herein, the Company Securities cannot convert on the Effective Date or at any one time in connection with that number of Conversion Shares which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by ASA (together with ASA's Affiliates and any persons acting as a group together with ASA or any of ASA's Affiliates) on the Effective Date or at any one time, and (ii) the number of Conversion Shares issuable upon the conversion of the Company Securities with respect to which the determination of this provision is being made on a calculation date, which would result in beneficial ownership by ASA and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on the Effective Date or on any date of conversion. At the time that ASA sells, transfers or disposes of shares of Common Stock held by ASA which brings the beneficial ownership by ASA and its Affiliates to less than 4.99% of the outstanding shares of Common Stock of the Company, such additional number of the Company Securities shall convert automatically, with no action required on the part of ASA, into such number of the Conversion Shares such that the beneficial ownership by ASA and its Affiliates is at least, but not more than, 4.99% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.1(ii), in determining the number of outstanding shares of Common Stock, ASA may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company's most recent periodic or annual report filed with the Securities and Exchange Commission (the Commission"), as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. ASA may increase the permitted beneficial ownership amount up to 9.99% upon and effective after 61 days prior written notice to the Company.

Section 1.2 Delivery of Conversion Shares. The Conversion Shares shall be delivered by the Company to ASA no later than the third business day following the Effective Date.

Section 1.3 Effect of Conversion. Upon conversion of the Company Securities hereunder, the Secured Notes, the Series D Stock, the Warrants, and the Subscription Agreements pursuant to which they were purchased, the Guaranty Agreement and the Security Agreement for the Secured Notes (collectively herein, the "Transaction Documents"), the Company's monetary obligations shall be deemed satisfied in full, amounts for principal, interest, penalties and liquidated damages. ASA hereby agrees to cooperate with the Company at the Company's expense in extinguishing any liens which they may have with respect to the Company by filing a UCC-3 in such places as may be reasonably necessary or taking such other steps as may be reasonably necessary.

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Section 1.4 Additional Consideration. As additional consideration for ASA to accept the Conversion Shares, the Company shall pay to ASA 14.4% of all "Additional Shares," as defined below. Additional Shares shall mean any shares of Company Stock which are paid to the Company stockholders of record prior to the date of the Share Exchange as a result of the Company's pre-Share Exchange business earning not less than $1,500,000 in revenues in the first 12 months after the Share Exchange.

Section 1.5 Piggyback Rights. If at any time after the Effective Date all of the Conversion Shares are not be sold under Rule 144 without volume limitations and there is not an effective registration statement covering the resale of all of the Conversion Shares and the Company determines to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the "1933 Act") of any of its equity securities, but excluding Forms S-4 or S-8 and similar forms which do not permit such registration, then the Company shall send to ASA written notice of such determination and, if within fifteen calendar days after receipt of such notice, ASA shall so request in writing, the Company shall include in such registration statement all or any part of the Conversion Shares such holder requests to be registered and which inclusion of such Conversion Shares shall be subject to customary underwriter cutbacks applicable to all holders of registration rights and any cutbacks in accordance with guidance provided by the Commission (including, but not limited to, Rule 415). The obligations of the Company under this Section may be waived by ASA. ASA shall be granted the same rights, benefits, liquidated or other damages and indemnification granted to other holders of securities included in such registration statement. All expenses and fees incurred by the Company in complying with Section 1.5 shall be paid by the Company. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the holder and will be apportioned among such holders in proportion to the number of Shares included therein for a holder relative to all the Securities included therein for all selling holders, or as all holders may agree. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Section 1.5 that ASA shall furnish to the Company in writing such information and representation letters, including a completed form of a securityholder questionnaire, with respect to itself and the proposed distribution by it as the Company may reasonably request to assure compliance with federal and applicable state securities laws.

ARTICLE 2

Releases

Section 2.1 Release of ASA by the Company. As of the Effective Date, the Company hereby releases and discharges ASA and its officers, directors, parents, subsidiaries, agents, employees, affiliates, successors and assigns (the "ASA Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the ASA Releasees, the Company or its officers, directors, parents, subsidiaries, agents, employees, affiliates, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of, or pursuant to, the Transaction Documents, from the beginning of the world to the day of the date of this Agreement.

Section 2.2 Release by ASA. As of the Effective Date, provided all of the conditions of this Agreement, including but not limited to, delivery of the Conversion Shares to ASA, are timely complied with, ASA hereby releases and discharges the Company and its officers, directors, parents, subsidiaries, agents, employees, affiliates, successors and assigns (the "Company Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the Company

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Releasees, ASA or its officers, directors, parents, subsidiaries, agents, employees, affiliates, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of, or pursuant to, the Transaction Documents, from the beginning of the world to the day of the date of this Agreement. For the avoidance of doubt it is agreed that ASA is not waiving any rights to indemnification previously granted by the Company, nor is ASA releasing the Company from its obligations in connection with this Agreement.

ARTICLE 3

Acknowledgements, Representations, Warranties and Covenants of ASA

Section 3.1 Information on the Company. ASA has been furnished with or had access to the EDGAR Website of the Commission and the Company's filings made with the Commission (hereinafter referred to collectively as the "Reports"). ASA is not deemed to have any knowledge of any information not included in the Reports unless such information is delivered in the manner described in the next sentence. In addition, ASA may have received in writing from the Company such other information concerning its operations, financial condition and other matters as ASA requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "Other Written Information"), and considered all factors that ASA deem material in deciding on the advisability of investing in the Conversion Shares. ASA has also reviewed, understand and have had the opportunity to ask questions of Company management and the management of Orange Hook concerning the description of the proposed transaction with Orange Hook set forth in the Confidential Private Placement Memorandum set forth in Exhibit B attached hereto (the "PPM").

Section 3.2 ASA. ASA is an "accredited investor," as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, have made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, have such knowledge and experience in financial, tax and other business matters as to enable such of them to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to conversion of the Company Securities, which represents a speculative investment. ASA has the authority and is duly and legally qualified to purchase and own the Conversion Shares.

Section 3.3 Restricted Securities. ASA understands that the Conversion Shares have not been registered under the 1933 Act nor under any state securities laws or regulations and it may not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Conversion Shares unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, ASA may transfer Conversion Shares to its Affiliates (as defined below), provided that each such Affiliate is an "accredited investor," as such term is defined under Regulation D, and such Affiliate agrees in writing to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. In any event, and subject to compliance with applicable securities laws, ASA may enter into lawful hedging transactions in the course of hedging the position they assume and ASA may also enter into lawful short positions or other derivative transactions relating to the Conversion Shares, or interests in the Conversion Shares, and deliver the Conversion Shares, or interests in the Conversion Shares, to close out its short or other positions or otherwise settle other transactions, or loan or pledge the Conversion Shares, or interests in the Conversion Shares, to third parties who in turn may dispose of the Conversion Shares so long as all such contemplated transactions are executed in accordance with all applicable laws and regulations.

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Section 3.4 ASA hereby represents and warrants to the Company that, as of the date of and after giving effect to this Agreement, the execution, delivery, and performance of this Agreement and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of ASA and will not violate the organizational or governing documents of ASA.

Section 3.5 Conversion Shares Legend. The Conversion Shares shall bear the following or substantially similar legend:

Section 3.6 "THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

Section 3.7 Communication of Offer. The offer of the Conversion Shares was directly communicated to ASA. At no time was ASA solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

Section 3.8 No Governmental Review. ASA understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Conversion Shares or the suitability of the investment in the Conversion Shares nor have such authorities passed upon or endorsed the merits of the offering of the Conversion Shares.

Section 3.9 No Mandatory Conversion. The Company acknowledges and agrees that ASA will not be required to mandatorily convert its Company's Securities in the event of an occurrence of an Event of Default as defined in the ASA Notes or in the Series D Stock.

Section 3.10 Rule 144 Tacking. The Company agrees that for purposes of Rule 144, the holding period of all of the Conversion Shares issuable to ASA tack back to the original issuance date of the Company Securities to ASA, and therefore ASA, upon the Effective Date will have satisfied a one-year holding period with respect to the Conversion Shares and shall be permitted to resell such Conversion Shares subject to the other conditions of Rule 144 being satisfied, including, but not limited to, Rule 144(i). The Company hereby agrees, that within five (5) business days after the day on which the Company has received customary representation letters from ASA, and, if required, ASA's broker regarding compliance with the requirements of Rule 144 (the "Unlegended Shares Delivery Date"), the Company, at its expense, shall cause its legal counsel to deliver to its transfer agent (with copies to ASA) an appropriate instruction and opinion of such counsel, directing the delivery of shares without any legends ("Unlegended Shares") and cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted certificate, if any, to ASA at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

Section 3.11 The Company represents that upon issuance, the Conversion Shares will be validly issued, fully paid and nonassessable.

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Section 3.12 Covenant. ASA shall, within three business days of the execution of this Agreement, wire $384,000 to its counsel's escrow account and release $240,000 to OrangeHook in exchange for 54,856shares of its Series A Convertible Preferred Stock described in the PPM and warrants to purchase 54,856 shares of its Series A Convertible Preferred Stock as such warrants are described in the PPM, except that the exercise price shall be $7.00 per share and the warrants shall have a net exercise feature in the event that the underlying shares (i) may not be sold without volume restrictions under Rule 144 and (ii) there is no effective registration statement which registers the resale of such shares by ASA (the "OH Investment Terms"). ASA shall release the remaining $144,000 in its counsel's escrow account to OrangeHook on the date of closing of the Share Exchange.

ARTICLE 4

Representations, Warranties and Undertakings of the Company

Section 4.1

(a) The Company hereby represents and warrants to ASA that, as of the date of and after giving effect to this Agreement, the execution, delivery, and performance of this Agreement and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and will not violate the Company's organizational or governing documents.

(b) All representations made by and on behalf of the Company in the transactions employed in connection with the acquisition transactions described in Article 1 to occur will also be made for the benefit of ASA as a third party beneficiary thereof with rights of enforcement.

(c) The Company acknowledges that ASA is deemed not to have ownership of any other investors' Company Securities.

(d) The Company further represents that all representations made by the Company pursuant to the acquisition and this Agreement will be true and correct as of the Effective Date.

(e) Following the Effective Date, the Company undertakes to (i) maintain a reserve from its duly authorized shares to fulfill its obligations to ASA contained herein; (ii) take all steps necessary to cause the Common Stock to be approved for listing or quoted on a trading market as soon as possible thereafter and maintain such listing for a period of at least five years; and (iii) remain current in all of its reporting obligations pursuant to the Securities Exchange Act of 1934.

ARTICLE 5

Miscellaneous

Section 5.1 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.2 Applicable Law. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER

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JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Section 5.3 Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America sitting in New York County, and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 5.4 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the Company, ASA and its respective successors and assigns.

Section 5.5 Counterparts. This Agreement may be executed in one or more counterparts, and on telecopied or other electronically transmitted counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

Section 5.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

Section 5.7 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Nuvel Holdings Inc., 20 S. Santa Cruz Avenue, Los Gatos, California 95030, Attn: Richard Resnick, fax: (408)-612-4254, with a copy by e-mail only to (which shall not constitute notice): 27 Viewpoint Road, Wayne, NJ 07470 Attn: Jay Weil, Esq., e-mail: jayweil235@gmail.com and (ii) if to ASA, to: Alpha Capital Anstalt, Lettstrasse 32, 9490 Vaduz, Liechtenstein, Attn: Konrad Ackermann, Director, fax: 011-423-2323196, with an additional copy by fax only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, fax: (212) 697-3575.

Section 5.8 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

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Section 5.9 Entire Agreement. This Agreement, and all other instruments, documents, and agreements executed and delivered in connection herewith and therewith embody the final, entire agreement between the Company and ASA and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating hereto or thereto, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties. There are no unwritten oral agreements among the parties.

[Remainder of page intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts as of the date specified in the preamble hereof.

NUVEL HOLDINGS, INC.

By:______________________________
Name: Richard Resnick
Title: Acting CEO

ALPHA CAPITAL ANSTALT

By:______________________________
Name: Konrad Ackermann
Title: Director

[Signature Page to Note Conversion Agreement]

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (the "Agreement"), dated as of December 16, 2015, is entered into by and between NUVEL HOLDINGS, INC., a corporation organized under the laws of the state of Florida (the "Company"), and the undersigned holder ("Holder") of the Company's secured convertible promissory notes (each a "Secured Note" and together the "Secured Notes"), preferred stock and warrants set forth in the recitals below (together the "Company Securities").

RECITALS:

A. The Company and Holder have agreed to a conversion of the Company Securities on the terms set forth herein.

B. Alpha Capital Anstalt ("ASA") is the Holder of a Secured Note issued by the Company dated November 21, 2012 in the original principal amount of $500,000, as amended on April 8, 2014 and July 7, 2015, with a principal balance as of the date hereof of $786,100.75 and the Holder of a Secured Note issued by the Company dated June 9, 2014, in the original principal amount of $50,000, as amended on July 7, 2015, with a principal balance as of the date hereof of $62,025 (together the "ASA Notes"), 1,699,383 shares of the Company's $0.001 par value per share Series D Preferred Stock (the "Series D Stock"), 925,926 shares (the "CS Shares") of the Company's $0.001 par value per share common stock (the "Common Stock") and the following warrants (the "Warrants") to purchase Common Stock as set forth below:

Number of Warrants	Exercise Price	Grant Date	Expiration	
462,963	$0.18	11/21/12	11/21/17	("Warrant 1")
1,337,449	$0.18	04/08/14	11/21/17	("Warrant 2")
138,889	$0.25	06/11/14	06/11/19	("Warrant 3")

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

ARTICLE 1

Conversion

Section 1.1 (i) Conversion. ASA and the Company hereby agree that once the Company has completed both (i) an acquisition of 100% of the equity of Orange Hook, Inc., a Minnesota corporation ("Orange Hook") in a share exchange transaction (the "Share Exchange"), and (ii) a reverse stock split, all as set forth in the pro forma capitalization table attached hereto as Exhibit A, which reflects the pre and post capitalization of the Company, such that there are not more than 8,500,000 shares of Company Common Stock outstanding (the second of which occurs being the "Effective Date"), which Effective Date may be no later than April 15, 2016, on the Effective Date the Company Securities, other than the CS Shares, shall automatically and with no action required on the part of ASA convert into an aggregate of 222,857 shares of Common Stock after giving effect to the reverse split described above (the "Conversion Shares") which shall be allocated as follows:

(a) ASA Notes – 211,714 shares of Common Stock;

(b) ASA Series D Stock – 2,785 shares of Common Stock;

(c) Warrant 1 – 2,786 shares of Common Stock;

(d) Warrant 2 – 2,786 shares of Common Stock;

(e) Warrant 3 – 2,786 shares of Common Stock.

Any deviation from the transaction reflected in the pro forma capitalization table attached hereto as Exhibit A will require the approval of ASA.

(ii) Maximum Conversion. Notwithstanding anything contained herein, the Company Securities cannot convert on the Effective Date or at any one time in connection with that number of Conversion Shares which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by ASA (together with ASA's Affiliates and any persons acting as a group together with ASA or any of ASA's Affiliates) on the Effective Date or at any one time, and (ii) the number of Conversion Shares issuable upon the conversion of the Company Securities with respect to which the determination of this provision is being made on a calculation date, which would result in beneficial ownership by ASA and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on the Effective Date or on any date of conversion. At the time that ASA sells, transfers or disposes of shares of Common Stock held by ASA which brings the beneficial ownership by ASA and its Affiliates to less than 4.99% of the outstanding shares of Common Stock of the Company, such additional number of the Company Securities shall convert automatically, with no action required on the part of ASA, into such number of the Conversion Shares such that the beneficial ownership by ASA and its Affiliates is at least, but not more than, 4.99% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.1(ii), in determining the number of outstanding shares of Common Stock, ASA may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company's most recent periodic or annual report filed with the Securities and Exchange Commission (the Commission"), as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. ASA may increase the permitted beneficial ownership amount up to 9.99% upon and effective after 61 days prior written notice to the Company.

Section 1.2 Delivery of Conversion Shares. The Conversion Shares shall be delivered by the Company to ASA no later than the third business day following the Effective Date.

Section 1.3 Effect of Conversion. Upon conversion of the Company Securities hereunder, the Secured Notes, the Series D Stock, the Warrants, and the Subscription Agreements pursuant to which they were purchased, the Guaranty Agreement and the Security Agreement for the Secured Notes (collectively herein, the "Transaction Documents"), the Company's monetary obligations shall be deemed satisfied in full, amounts for principal, interest, penalties and liquidated damages. ASA hereby agrees to cooperate with the Company at the Company's expense in extinguishing any liens which they may have with respect to the Company by filing a UCC-3 in such places as may be reasonably necessary or taking such other steps as may be reasonably necessary.

Section 1.4 Additional Consideration. As additional consideration for ASA to accept the Conversion Shares, the Company shall pay to ASA 14.4% of all "Additional Shares," as defined below. Additional Shares shall mean any shares of Company Stock which are paid to the Company stockholders of record prior to the date of the Share Exchange as a result of the Company's pre-Share Exchange business earning not less than $1,500,000 in revenues in the first 12 months after the Share Exchange.

Section 1.5 Piggyback Rights. If at any time after the Effective Date all of the Conversion Shares are not be sold under Rule 144 without volume limitations and there is not an effective registration statement covering the resale of all of the Conversion Shares and the Company determines to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the "1933 Act") of any of its equity securities, but excluding Forms S-4 or S-8 and similar forms which do not permit such registration, then the Company shall send to ASA written notice of such determination and, if within fifteen calendar days after receipt of such notice, ASA shall so request in writing, the Company shall include in such registration statement all or any part of the Conversion Shares such holder requests to be registered and which inclusion of such Conversion Shares shall be subject to customary underwriter cutbacks applicable to all holders of registration rights and any cutbacks in accordance with guidance provided by the Commission (including, but not limited to, Rule 415). The obligations of the Company under this Section may be waived by ASA. ASA shall be granted the same rights, benefits, liquidated or other damages and indemnification granted to other holders of securities included in such registration statement. All expenses and fees incurred by the Company in complying with Section 1.5 shall be paid by the Company. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the holder and will be apportioned among such holders in proportion to the number of Shares included therein for a holder relative to all the Securities included therein for all selling holders, or as all holders may agree. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Section 1.5 that ASA shall furnish to the Company in writing such information and representation letters, including a completed form of a securityholder questionnaire, with respect to itself and the proposed distribution by it as the Company may reasonably request to assure compliance with federal and applicable state securities laws.

ARTICLE 2

Releases

Section 2.1 Release of ASA by the Company. As of the Effective Date, the Company hereby releases and discharges ASA and its officers, directors, parents, subsidiaries, agents, employees, affiliates, successors and assigns (the "ASA Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the ASA Releasees, the Company or its officers, directors, parents, subsidiaries, agents, employees, affiliates, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of, or pursuant to, the Transaction Documents, from the beginning of the world to the day of the date of this Agreement.

Section 2.2 Release by ASA. As of the Effective Date, provided all of the conditions of this Agreement, including but not limited to, delivery of the Conversion Shares to ASA, are timely complied with, ASA hereby releases and discharges the Company and its officers, directors, parents, subsidiaries, agents, employees, affiliates, successors and assigns (the "Company Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents,

executions, claims, and demands whatsoever, in law, admiralty or equity, which against the Company Releasees, ASA or its officers, directors, parents, subsidiaries, agents, employees, affiliates, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of, or pursuant to, the Transaction Documents, from the beginning of the world to the day of the date of this Agreement. For the avoidance of doubt it is agreed that ASA is not waiving any rights to indemnification previously granted by the Company, nor is ASA releasing the Company from its obligations in connection with this Agreement.

ARTICLE 3

Acknowledgements, Representations, Warranties and Covenants of ASA

Section 3.1 Information on the Company. ASA has been furnished with or had access to the EDGAR Website of the Commission and the Company's filings made with the Commission (hereinafter referred to collectively as the "Reports"). ASA is not deemed to have any knowledge of any information not included in the Reports unless such information is delivered in the manner described in the next sentence. In addition, ASA may have received in writing from the Company such other information concerning its operations, financial condition and other matters as ASA requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "Other Written Information"), and considered all factors that ASA deem material in deciding on the advisability of investing in the Conversion Shares. ASA has also reviewed, understand and have had the opportunity to ask questions of Company management and the management of Orange Hook concerning the description of the proposed transaction with Orange Hook set forth in the Confidential Private Placement Memorandum set forth in Exhibit B attached hereto (the "PPM").

Section 3.2 ASA. ASA is an "accredited investor," as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, have made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, have such knowledge and experience in financial, tax and other business matters as to enable such of them to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to conversion of the Company Securities, which represents a speculative investment. ASA has the authority and is duly and legally qualified to purchase and own the Conversion Shares.

Section 3.3 Restricted Securities. ASA understands that the Conversion Shares have not been registered under the 1933 Act nor under any state securities laws or regulations and it may not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Conversion Shares unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, ASA may transfer Conversion Shares to its Affiliates (as defined below), provided that each such Affiliate is an "accredited investor," as such term is defined under Regulation D, and such Affiliate agrees in writing to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. In any event, and subject to compliance with applicable securities laws, ASA may enter into lawful hedging transactions in the course of hedging the position they assume and ASA may also enter into lawful short positions or other derivative transactions relating to the Conversion Shares, or interests in the Conversion Shares, and deliver the Conversion Shares, or interests in the Conversion Shares, to close out its short or

other positions or otherwise settle other transactions, or loan or pledge the Conversion Shares, or interests in the Conversion Shares, to third parties who in turn may dispose of the Conversion Shares so long as all such contemplated transactions are executed in accordance with all applicable laws and regulations.

Section 3.4 ASA hereby represents and warrants to the Company that, as of the date of and after giving effect to this Agreement, the execution, delivery, and performance of this Agreement and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of ASA and will not violate the organizational or governing documents of ASA.

Section 3.5 Conversion Shares Legend. The Conversion Shares shall bear the following or substantially similar legend:

Section 3.6 "THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

Section 3.7 Communication of Offer. The offer of the Conversion Shares was directly communicated to ASA. At no time was ASA solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

Section 3.8 No Governmental Review. ASA understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Conversion Shares or the suitability of the investment in the Conversion Shares nor have such authorities passed upon or endorsed the merits of the offering of the Conversion Shares.

Section 3.9 No Mandatory Conversion. The Company acknowledges and agrees that ASA will not be required to mandatorily convert its Company's Securities in the event of an occurrence of an Event of Default as defined in the ASA Notes or in the Series D Stock.

Section 3.10 Rule 144 Tacking. The Company agrees that for purposes of Rule 144, the holding period of all of the Conversion Shares issuable to ASA tack back to the original issuance date of the Company Securities to ASA, and therefore ASA, upon the Effective Date will have satisfied a one-year holding period with respect to the Conversion Shares and shall be permitted to resell such Conversion Shares subject to the other conditions of Rule 144 being satisfied, including, but not limited to, Rule 144(i). The Company hereby agrees, that within five (5) business days after the day on which the Company has received customary representation letters from ASA, and, if required, ASA's broker regarding compliance with the requirements of Rule 144 (the "Unlegended Shares Delivery Date"), the Company, at its expense, shall cause its legal counsel to deliver to its transfer agent (with copies to ASA) an appropriate instruction and opinion of such counsel, directing the delivery of shares without any legends ("Unlegended Shares") and cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted certificate, if any, to

ASA at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

Section 3.11 The Company represents that upon issuance, the Conversion Shares will be validly issued, fully paid and nonassessable.

Section 3.12 Covenant. ASA shall, within three business days of the execution of this Agreement, wire $384,000 to its counsel's escrow account and release $240,000 to OrangeHook in exchange for 54,856shares of its Series A Convertible Preferred Stock described in the PPM and warrants to purchase 54,856 shares of its Series A Convertible Preferred Stock as such warrants are described in the PPM, except that the exercise price shall be $7.00 per share and the warrants shall have a net exercise feature in the event that the underlying shares (i) may not be sold without volume restrictions under Rule 144 and (ii) there is no effective registration statement which registers the resale of such shares by ASA (the "OH Investment Terms"). ASA shall release the remaining $144,000 in its counsel's escrow account to OrangeHook on the date of closing of the Share Exchange.

ARTICLE 4

Representations, Warranties and Undertakings of the Company

Section 4.1

(a) The Company hereby represents and warrants to ASA that, as of the date of and after giving effect to this Agreement, the execution, delivery, and performance of this Agreement and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and will not violate the Company's organizational or governing documents.

(b) All representations made by and on behalf of the Company in the transactions employed in connection with the acquisition transactions described in Article 1 to occur will also be made for the benefit of ASA as a third party beneficiary thereof with rights of enforcement.

(c) The Company acknowledges that ASA is deemed not to have ownership of any other investors' Company Securities.

(d) The Company further represents that all representations made by the Company pursuant to the acquisition and this Agreement will be true and correct as of the Effective Date.

(e) Following the Effective Date, the Company undertakes to (i) maintain a reserve from its duly authorized shares to fulfill its obligations to ASA contained herein; (ii) take all steps necessary to cause the Common Stock to be approved for listing or quoted on a trading market as soon as possible thereafter and maintain such listing for a period of at least five years; and (iii) remain current in all of its reporting obligations pursuant to the Securities Exchange Act of 1934.

ARTICLE 5

Miscellaneous

Section 5.1 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.2 Applicable Law. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Section 5.3 Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America sitting in New York County, and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 5.4 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the Company, ASA and its respective successors and assigns.

Section 5.5 Counterparts. This Agreement may be executed in one or more counterparts, and on telecopied or other electronically transmitted counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

Section 5.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

Section 5.7 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Nuvel Holdings Inc., 20 S. Santa Cruz Avenue, Los Gatos, California 95030, Attn: Richard Resnick, fax: (408)-612-4254, with a copy by e-mail only to (which shall not constitute notice): 27 Viewpoint Road, Wayne, NJ 07470 Attn: Jay Weil, Esq., e-mail: jayweil235@gmail.com and (ii) if to ASA, to: Alpha Capital Anstalt, Lettstrasse 32, 9490 Vaduz, Liechtenstein, Attn: Konrad Ackermann, Director, fax: 011-423-2323196, with an additional copy by fax

only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, fax: (212) 697-3575.

Section 5.8 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

Section 5.9 Entire Agreement. This Agreement, and all other instruments, documents, and agreements executed and delivered in connection herewith and therewith embody the final, entire agreement between the Company and ASA and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating hereto or thereto, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties. There are no unwritten oral agreements among the parties.

[Remainder of page intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts as of the date specified in the preamble hereof.

NUVEL HOLDINGS, INC.

By: ______________________
Name: Richard Resnick
Title: Acting CEO

ALPHA CAPITAL ANSTALT

By: ______________________
Name:
Title:

[Signature Page to Note Conversion Agreement]

EXHIBIT A

Pro Forma Capitalization Table

EXHIBIT B

Private Placement Memorandum of OrangeHook, Inc.